Exhibit 10.37

DocuSign Envelope ID: EE02CB5E-FF50-49BD-8512-2DCD9D456575 FIRST AMENDMENT TO CONTRIBUTION AGREEMENT ThisFIRSTAMENDMENTTOCONTRIBUTIONAGREEMENT(this“First Amendment”) is made as of the 28th day of May 2021 (the “Amendment Date”) by and among HCNA Enterprises, Inc., a Texas corporation (the “Contributor”), and Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”). WHEREAS, Contributor and Operating Partnership entered into that certain Contribution Agreement dated March 8, 2021 (the “Agreement”) for the contribution of a 88-room hotel business known as the Fairfield Inn & Suites Corpus Christi Aransas Pass located at 2679 Business Highway 35, Aransas Pass, Texas 78336 (the “Property”); WHEREAS, pursuant to the Agreement the Operating Partnership’s Due Diligence Period is set to expire at 11:59 PM EST on May 28, 2021; WHEREAS, the Operating Partnership has realized it will need an extension to the Due Diligence Period; NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows: 1. Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein. 2. Due Diligence Period. Section 2.17.1 shall remain in full force and effect except that the Due Diligence Period shall extend for an additional 14 days, which shall be June 11, 2021. 3. Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in .PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment. 4. Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, administrators, and assigns. 5. Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety. [Signature Page to Follow]

DocuSign Envelope ID: EE02CB5E-FF50-49BD-8512-2DCD9D456575 IN WITNESS WHEREOF, this First Amendment has been duly executed by the parties hereto as of the day and year first above written. CONTRIBUTOR: HCNA Enterprises, Inc., a Texas corporation /s/ Arkesh Tripathi Arkesh Tripathi President [OPERATING PARTNERSHIP’S SIGNATURE PAGE TO FOLLOW]

DocuSign Envelope ID: EE02CB5E-FF50-49BD-8512-2DCD9D456575 OPERATING PARTNERSHIP: LODGING FUND REIT III OP, LP A Delaware limited partnership By: Lodging Fund REIT III, Inc. Its: General Partner By: David Durell Name: David R. Durell Title: Chief Investment Officer